UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                Date of Report (Date of earliest event reported)
                                  May 15, 2003

                                 INVESTOOLS INC.
              Exact Name of Registrant as Specified in its Charter


        DELAWARE                     0-31226               76-0685039
State of Incorporation or        (Commission File       (I.R.S. Employer
      Organization                   Number)          Identification No.)

     5959 CORPORATE DRIVE, SUITE LL 250
               HOUSTON, TEXAS                               77036
   Address of Principal Executive Offices                 Zip Code



                                 (281) 588-9700
               Registrant's telephone number, including area code




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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.  Financial Statements and Exhibits.

                  (c)      Exhibits

                           99.1      Press Release dated May 15, 2003

Item 9.  Regulation FD Disclosure

         On May 15, 2003, INVESTools, Inc. (the "Company") issued a press release announcing its financial results to the first quarter ended March 31, 2003. A copy of the earnings release is furnished as Exhibit 99.1 to this report.

         The information in this Current Report on Form 8-K, including the exhibit, is furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INVESTOOLS, INC.


                                    By: /s/     Paul A. Helbling
                                        ----------------------------------------
                                                Paul A. Helbling
                                                Chief Financial Officer

Dated: May 15, 2003



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                                INDEX TO EXHIBITS


Exhibit Number    Exhibit
99.1              Press Release dated May 15, 2003 *

* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.